                                                                   EXHIBIT 10.30


                                                               February 11, 2000
                                                               -----------------

                                 CARDIMA, INC.
                                 -------------

                             SUBSCRIPTION AGREEMENT



Cardima, Inc.
47266 Benicia Street
Fremont, California 94538-7330
Attn.:  President

Ladies and Gentlemen:

     1.  Subscription.  The undersigned is hereby purchasing from Cardima, Inc.,
         ------------
a Delaware corporation (the "Company"), __________________ shares (the "Shares")
                             -------                                    ------
of the Company's common stock, par value $0.001 (the "Common Stock"), together
                                                      ------------
with a detachable warrant to purchase one share of Common Stock for each five Shares purchased hereby (the "Warrants"), for a purchase price of $2.25 per
                              --------
Share and accompanying Warrant, or an aggregate purchase price of $____________________ (the "Purchase Price"). This Subscription is being made
                            --------------
in connection with the Company's private placement of Shares and accompanying Warrants solely to "Accredited Investors" (the "Offering"). The Terms of the
                                                --------
Offering are more specifically described on Annex A hereto.
                                            -------

     2.  Closing.  On the date hereof (the "Closing"), payment of the Purchase
         -------                            -------
Price is being made by electronic wire transfer in accordance with the following instructions:

          Bank Name:  Chase, NYC
          ABA #:  021000021
          Credit:  United States Trust Company of New York
          Account #:  920-1-073195

          Further Credit:  Sunrise/Cardima, Inc.
          Account #: 09032800
          Attention:  James Logan

or by delivery of a bank check or certified check made payable to "Cardima, Inc.
- Escrow Account," in either case against delivery to the undersigned of a certificate representing the Shares and a warrant agreement representing the Warrants. All checks should be delivered, together with an executed copy of this Subscription Agreement, to the Placement Agent for this Offering as follows:

          Sunrise Securities Corp.
          135 East 57th Street
          11th floor
          New York, New York
          Attention:  Preston Tsao, Managing Director

     3.  Representations and Warranties of the Company.  To induce the
         ---------------------------------------------
undersigned to enter into this Agreement and to purchase the Shares and Warrants, the Company hereby represents and warrants to the undersigned the following:

          (a) Organization Standing, Etc.  The Company is a corporation duly
              ---------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Company has the requisite corporate power and authority to issue the Shares and to perform its obligations under this Subscription Agreement.

          (b) Valid Issuance.  The Shares, when issued and delivered pursuant to
              --------------
terms of this Subscription Agreement, will be duly and validly authorized, validly issued, fully paid and nonassessable, and free of preemptive rights and no personal liability will attach to the ownership thereof. The Warrants have been duly authorized and, when issued and delivered pursuant to this Subscription Agreement, will be duly executed, issued and delivered and will constitute valid and legally binding terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by general equitable principles, and entitled to the benefits provided by the warrant agreement pursuant to which such Warrants are to be issued (the "Warrant Agreement"). The shares of Common Stock issuable
                   -----------------
upon exercise of the Warrants (the "Warrant Shares") have been reserved for
                                    --------------
issuance upon the exercise of the Warrants and when issued in accordance with the terms of the Warrants and Warrant Agreement, will be duly and validly authorized, validly issued, fully paid and nonassessable, and free of preemptive rights and no personal liability will attach to the ownership thereof. The Warrant Agreement has been duly authorized and, when executed and delivered pursuant to this Subscription Agreement, will be duly executed and delivered and will constitute the valid and legally binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by general equitable principles.

          (c) Corporate Acts and Proceedings.  This Subscription Agreement and
              ------------------------------
the Offering have been duly authorized by all necessary corporate action on behalf the Company. This Subscription Agreement has been duly executed and delivered by authorized officers of the Company, is a valid and binding agreement on the part of the Company and is enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by general equitable principles. All corporate actions necessary to the authorization, creation, issuance and delivery of the Shares and Warrants and the conducting of the Offering have been taken by the Company.

          (d) Compliance with Applicable Laws and Other Instruments.  Neither
              -----------------------------------------------------
the execution or delivery of, nor the performance of or compliance with this Subscription Agreement, the issuance of the Shares or the Warrants nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any material breach of, or constitute a material default under, or result in the imposition of any material lien or encumbrance upon any asset or property of the Company pursuant to any material agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Company's Certificate of Incorporation or Bylaws.

          (e) Securities Laws.  Based in part upon the representations of the
              ---------------
undersigned in Section 5 hereof, no consent, authorization, approval, permit or
               ---------
order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Shares or Warrants, other than (i) the filing of a Form D pursuant to Regulation D under the Securities Act of 1933, as amended (the "Act"), (ii) the filing, if
                                             ---
required, of any notice with any state whose laws require such filing, and (iii) the qualification thereof, if required, under other applicable state laws, which qualification has been or will be effected as a condition of the Offering.
Under the circumstances contemplated by this Subscription Agreement, the offer, issuance, sale and delivery of the Shares and Warrants will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements in the Act.

          (f) Capital Stock.  As of February 10, 2000, the authorized and issued
              -------------
capital stock of the Company is correctly set forth in Annex A hereto.  All of
                                                       -------
the outstanding shares of the Company were duly authorized and validly issued and are fully paid and nonassessable. Except as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the

"Form 10-K"), quarterly report on Form 10-Q for the quarter ended March 31,
----------
1999, quarterly report on Form 10-Q for the quarter ended June 30, 1999 or quarterly report on Form 10-Q for the quarter ended September 30, 1999 (collectively, the "SEC Filings"), in each case as filed with the Securities and
                    -----------
Exchange Commission (the "Commission"), there are no outstanding subscriptions,
                          ----------
options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than in connection with the Offering, pursuant to which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. Neither the offer nor the issuance or sale of the Shares and/or Warrants constitutes an event under any anti-dilution provisions of any securities issued (or issuable pursuant to outstanding rights, warrants or options) by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of securities issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. No holder of any securities of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company in connection with the Offering.

          (g) SEC Filings. The Company has furnished, or made available through
              -----------
the EDGAR Internet web site of the Commission, to the undersigned true and complete copies of the SEC Filings. As of their respective filing dates, the SEC Filings complied in all material respects with the applicable requirements of the Exchange Act of 1934, as amended (the "Exchange Act"). None of the SEC
                                              ------------
Filings as of their respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except to the extent amendments thereto were made in compliance with Commission rules and regulations subsequent to the date thereof.

     4.  Transfer Restrictions.
         ---------------------

          (a) The undersigned realizes that the Shares, the Warrants and the Warrant Shares are not registered under the Act or any foreign or state securities laws. The undersigned agrees that the Shares, the Warrants and the Warrant Shares will not be sold, offered for sale, pledged, hypothecated or otherwise transferred (collectively, "Transfer"), except in compliance with the
                                      --------
Act and applicable foreign and state securities laws. The undersigned understands that he can only Transfer the Shares, the Warrants and the Warrant Shares pursuant to registration under the Act or pursuant to an exemption therefrom. The undersigned understands that to Transfer the Shares, the Warrants and the Warrant Shares may require in certain jurisdictions specific approval by the appropriate governmental agency or commission in such jurisdiction. The undersigned has been advised that, except as set forth in

Section 6 hereof, the Company has no obligation, and does not intend, to cause
---------
the Shares, the Warrants and the Warrant Shares to be registered under the Act or the securities law of any other jurisdiction or to comply with the requirements for any exemption under the Act, including but not limited to, those provided by Rule 144 and Rule 144A promulgated under the Act, or under the securities law of any other jurisdiction.

          (b) To enable the Company to enforce the transfer restrictions contained in Section 4(a) hereof, the undersigned hereby consents to the placing
             ------------
of legends upon, and stop-transfer orders with the transfer agent of the Common Stock with respect to, the Shares, the Warrants and the Warrant Shares.

     5.  Representations and Warranties of the Undersigned.  To induce the
         -------------------------------------------------
Company to accept the undersigned's subscription, the undersigned hereby represents and warrants to the Company that:

          (a) the undersigned, if an individual, has reached the age of majority in the jurisdiction in which he resides, is a bona fide resident of the jurisdiction contained in the address set forth on the signature page of this Subscription Agreement, is legally competent to execute this Subscription Agreement, and does not intend to change residence to another jurisdiction;

          (b) the undersigned, if an entity, is duly authorized to execute this Subscription Agreement and this Subscription Agreement, when executed and delivered by the undersigned, will constitute a legal, valid and binding obligation enforceable against the undersigned in accordance with its terms; and the execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other necessary action on the part of the undersigned;

          (c) the Shares and Warrants subscribed for hereby are being acquired by the undersigned for investment purposes only, for the account of the undersigned and not with the view to any resale or distribution thereof, and the undersigned is not participating, directly or indirectly, in a distribution of such Shares or Warrants and will not take, or cause to be taken, any action that would cause the undersigned to be deemed an "underwriter" of such Shares or Warrants as defined in Section 2(11) of the Act;

          (d) the undersigned has had access to all materials, books, records, documents and information relating to the Company which the undersigned has requested, including (i) the SEC Filings, and (ii) the Company's Proxy Statement dated April 30, 1999 as amended (the "Proxy Statement"), and has been provided
                                      ---------------
the opportunity to verify the accuracy of the information contained therein;

          (e) the undersigned acknowledges and understands that investment in the Shares and Warrants involves a high degree of risk, including without limitation, the risks set forth in the SEC Filings under the caption "Factors Affecting Future Results" in "Management's Discussion and Analysis of Financial Condition and Results of Operations";

          (f) the undersigned acknowledges that the undersigned has been offered an opportunity to ask questions of, and receive answers from, officers of the Company concerning all material aspects of the Company and its business and the Offering, and that any request for such information has been fully complied with to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

          (g) the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company and can afford a complete loss of his investment in the Company;

          (h) the undersigned has, in connection with its decision to purchase the Shares, relied solely upon this Agreement, SEC Filings and the Proxy Statement;

          (i) the undersigned represents and warrants to and covenants with the Company that the undersigned has not engaged and will not engage in any sales of the Shares, including a short sale covered by the Shares, prior to the effectiveness of the Resale Registration Statement (as defined in Section 6),
                                                                  ---------
except to the extent that any such short sale is fully covered by shares of Common Stock of the Company other than the Shares, or such sale is otherwise exempt from registration under the Act;

          (j) the undersigned recognizes that no governmental agency has passed upon the issuance of the Shares or Warrants or made any finding or determination as to the fairness of this Offering;

          (k) if the undersigned is purchasing the Shares and Warrants subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein shall be deemed to have been made on behalf of the person or persons for whom such Shares and Warrants are being purchased;

          (l) the undersigned has not entered into any agreement to pay commissions to any persons with respect to the purchase or sale of the Shares or Warrants, except commissions for which the undersigned will be responsible;

          (m) the undersigned acknowledges that the Company will pay to Sunrise Securities Corp. a commission with respect to the sale of the Shares and Warrants by the Company to the undersigned (except to the extent otherwise provided in Annex A) of (i) 7.0% of the aggregate Purchase Price, payable at the
            -------
option of Sunrise Securities Corp. in cash or in shares of Common Stock and Warrants valued at $2.25, and (ii) five-year warrants to purchase, at a purchase price of $2.48, that number of shares of Common Stock and Warrants equal to 7% of the number of Shares and Warrants being purchased by the undersigned hereunder; and

          (n) the undersigned is an "Accredited Investor" as that term is defined in Section 501(a) of Regulation D promulgated under the Act. Specifically the undersigned is (check appropriate item(s)):

  [_]                        (i)    a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Exchange Act;
                                    an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business  development company as defined in
                                    Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small
                                    Business Administration under Section 301(c) of (d) of the Small Business Investment Act of
                                    1958; a plan established and maintained by a state, its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employment Retirement Income Security Act of 1974, if the
                                    investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are Accredited
                                    Investors;
  [_]                        (ii)   a private business development company as defined in Section 202(a)(22) of the Investment
                                    Advisers Act of 1940;

  [_]                        (iii)  an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as
                                    amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000;

  [_]                        (iv)   a director or executive officer of the Company;

  [_]                        (v)    a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

  [_]                        (vi)   a natural person who had an individual income (not including his or her spouse's income) in excess of $200,000 in 1998 and 1999 or joint income with his or her spouse in excess of
                                    $300,000 in each of those years and has a reasonable expectation of reaching such income level in 2000;


  [_]                        (vii)  a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person having such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks entailed in the purchase of Shares; or

  [_]                        (viii)  an entity in which all of the equity owners are Accredited Investors. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an Accredited Investor.)


     6.  Registration of Shares and Warrant Shares under the Act.
         -------------------------------------------------------

          (a) By its acceptance hereof, the Company agrees that it shall, at its expense, (i) not later than 45 business days after the final closing of the Offering (the "Filing Deadline") file a registration statement or amend an
               ---------------
existing effective registration statement (in either case, the "Resale
                                                                ------
Registration Statement") with the Commission to register under the Act the
----------------------
resale by the undersigned of the Shares and the Warrant Shares, (ii) use its reasonable best efforts to cause the Resale Registration Statement to become effective under the Act as promptly as practicable, (iii) after the Resale Registration Statement is declared effective under the Act, furnish the undersigned with such number of copies of the final prospectus included in the Resale Registration Statement (the "Prospectus") as the undersigned may
                                    ----------
reasonably request to facilitate the resale of Shares, and (iv) use its reasonable best efforts to cause such Registration Statement to remain effective until such time as the undersigned becomes eligible to resell the Shares and the Warrant Shares pursuant to Rule 144 under the Act.

          (b) The Company will prepare and file with the Commission such amendments and Prospectus supplements, including post-effective amendments to the Resale Registration Statement, as the Company determines may be necessary or appropriate, and use its reasonable best efforts to have such post-effective amendments declared effective as promptly as practicable; cause the Prospectus to be supplemented by any Prospectus supplement, and as so supplemented, to be filed with the Commission; and promptly notify the undersigned when a Prospectus, and any Prospectus supplement or post-effective amendment must be filed or has been filed (including any filing in response to a Sale Notice) and, with respect to any post-effective amendment, when the same has become effective.

          (c) In connection with the Resale Registration Statement, the undersigned shall furnish the Company such information as the Company shall reasonably request.

          (d) The Company acknowledges that the undersigned and other purchasers of Shares and Warrants will suffer damages if the Company fails to fulfill its obligation to file a Resale Registration Statement by the Filing Deadline or to cause the Resale Registration Statement to become effective under the Act in a timely fashion, and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that the Company shall fail to file a timely Resale Registration Statement in accordance with Section 6(a)(i) above,
                                                        ---------------
the Company shall issue to the undersigned, as compensation therefor, shares of Common Stock equal to (i) 1% of the Shares for each 30 days or part thereof the filing is delayed until 60 days after the Filing Deadline, and (ii) 2% of the Shares for each 30 days or part thereof the filing is delayed from 60 days after the Filing Deadline. In addition, in the event that the Company shall fail to cause the Resale Registration Statement to be declared effective within 150 business days of the final closing of the Offering (the "Effectiveness Deadline"), the Company shall issue to the undersigned, as compensation therefor, shares of Common Stock equal to (i) 1% of the Shares for each 30 days or part thereof effectiveness is delayed until 60 days after the Effectiveness Deadline and (ii) 2% of the Shares for each 30 days or part thereof effectiveness is delayed beyond 60 days after the Effectiveness Deadline. However, the Company shall not be required to issue such additional shares in either case of failure to timely file or failure to timely cause effectiveness if such failure has been caused by (a) the failure of the undersigned to provide information in connection with the Resale Registration

Statement in accordance with Section 6(d) above, or (b) the occurrence of a
                             ------------
material event not in the ordinary course which may delay the filing of the Resale Registration Statement pending public disclosure, which disclosure shall be promptly made by the Company.

          (e) At any time the Company may refuse to permit the undersigned to resell any Shares or Warrant Shares pursuant to the Resale Registration Statement; provided, however, that in order to exercise this right, the Company
           --------  -------
must deliver a certificate in writing to the undersigned to the effect that withdrawal of such Resale Registration Statement is necessary because a sale pursuant to the Resale Registration Statement in its then-current form could constitute a violation of the federal securities laws. In such an event, the Company shall use its best efforts to amend the Resale Registration Statement if necessary and take all other actions necessary to allow such sale under the federal securities laws, and shall notify the undersigned promptly after it has determined that such sale has become permissible under the federal securities laws. In any calendar year, the Company may exercise this right no more than two times, for not more than 30 days in each instance. The undersigned hereby covenants and agrees that it will not sell any Shares pursuant to the Resale Registration Statement during the periods the Resale Registration Statement is withdrawn as set forth in this Section 6(e).
                               ------------

     7.  Indemnification.
         ---------------

          (a) The undersigned understands the meaning and legal consequences of the representations and warranties made by the undersigned in this Subscription Agreement, and agrees to indemnify and hold harmless the Company and each of the Company's directors, officers, stockholders, employees, counsel, agents, successors and assignees from and against any and all loss, damage, liability or expenses (including, without limitation, attorneys' fees), as and when incurred, due to or arising out of (in such case in whole or in part) any breach of any representation or warranty made by the undersigned set forth herein or in any other agreement or other document furnished by the undersigned to any of the foregoing in connection with the Offering, any failure by the undersigned to fulfill any of its covenants or agreements set forth herein, or arising out of the resale or distribution by the undersigned of the Shares, the Warrants or the Warrant Shares or any portion thereof in violation of the Act or any applicable foreign or state securities or "blue sky" law.

          (b) The Company understands the meaning and legal consequences of the representations and warranties made by it in this Subscription Agreement, and agrees to indemnify and hold harmless the undersigned and each of the undersigned's directors, officers, stockholders, employees, counsel, agents, successors and assigns from and against any and all loss, damage, liability or expense (including, without imitation, attorneys' fees), as and when incurred, due to or arising out of (in each case in whole or in part) any breach of any representation or warranty made by the Company set forth herein, or any failure by the Company to fulfill any of its covenants or agreements set forth herein.

          (c) To the extent permitted by law, the Company will indemnify and hold harmless each holder of Shares included in the Resale Registration Statement (a "Holder"), the directors, if any, of such Holder, the officers, if
              ------
any, of such Holder, and each person, if any, who controls such Holder within the meaning of the Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities to which any of them may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violation (collectively, a "Violation"): (i) any untrue statement
                                          ---------
or alleged untrue statement of a material fact contained in the Resale Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will reimburse the Holders and each such controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding.

          (d) To the extent permitted by law, each Holder, severally and not jointly, will indemnify and hold harmless, to the same extent and in the same manner set forth in Section 7(c), the Company, each of its directors and
                    ------------
officers who have signed the Resale Registration Statement, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities to which any of them may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with the Resale Registration Statement; and such Holder will reimburse such persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action.

          (e) With respect to the indemnification set forth in Sections 7(c) or
                                                               -------------
(d) above, to the extent any indemnification by an indemnifying party is
---
prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under said Sections 7(c) or (d) to the extent permitted by law; provided that
           -------------    ---                                 --------
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in said

Sections 7(c) or (d), and (ii) no party guilty of fraudulent misrepresentation
-------------    ---
(within the meaning of Section 11 of the Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

     8.  Further Documents.  The undersigned agrees that it will execute such
         -----------------
other documents as may be necessary or desirable in connection with the transactions contemplated hereby.

     9.  Modification.  Neither this Subscription Agreement nor any provisions
         ------------
hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

     10.  Notices.  Any notice or other communication required or permitted to
          -------
be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service and delivered against receipt to the party to whom it is to be given, (i) if to the Company, at the address set forth on the first page hereof, (ii) if to the undersigned, at its address set forth on the signature page hereto, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10. Notice to the estate of any party shall be sufficient if
     ----------
addressed to the party as provided in Section 10.  Any notice or other
                                      ----------
communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 10 shall be deemed given at the time of receipt
                        ----------
thereof.

     11.  Counterparts.  This Subscription Agreement may be executed through the
          ------------
execution of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

     12.  Entire Agreement.  This Subscription Agreement contains the entire
          ----------------
agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

     13.  Severability.  Each provision of this Subscription Agreements is
          ------------
intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

     14.  Assignability.  This Subscription Agreement is not transferable or
          -------------
assignable by the undersigned.

     15.  Applicable Law.  This Subscription Agreement has been negotiated and
          --------------
consummated in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

     16.  Choice of Jurisdiction.  Any action or proceeding arising directly,
          ----------------------
indirectly or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within New York, New York. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within New York, New York.

     17.  Taxpayer Identification Number.  The undersigned verifies under
          ------------------------------
penalties of perjury that any Taxpayer Identification Number or Social Security Number shown on the signature page hereto is true, correct and complete.

     18.  Pronouns.  Any personal pronoun shall be considered to mean the
          --------
corresponding masculine, feminine or neuter personal pronoun, as the context requires.

          IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _______ day of ________________________, 2000.

Number of Shares Subscribed for: __________________ Shares

INDIVIDUAL SUBSCRIBER:                  ENTITY SUBSCRIBER:


------------------------------------    ------------------------------------
(Signature of Subscriber)               (Print Name of Subscriber)

                                        By:
------------------------------------       ---------------------------------
(Typed or Printed Name)


Name:                                   Title:
     -------------------------------          ------------------------------


------------------------------------    ------------------------------------
(Residence Address)                     (Address)


------------------------------------    ------------------------------------
(City, State and Zip Code)              (City, State and Zip Code)


------------------------------------    ------------------------------------
(Telephone Number)                      (Telephone Number)


------------------------------------    ------------------------------------
(Telecopier Number)                     (Telecopier Number)


------------------------------------    ------------------------------------
(Tax I.D. or Social Security Number)    (Tax I.D. or Social Security Number)

ACCEPTED:

CARDIMA, INC.                           For entities desiring that certificates
                                        for Shares be delivered to an address
By:_________________________________    other than that set forth above, set
Name:_______________________________    for the delivery address:
Title:______________________________
Dated:  ______________________, 2000

                                        ------------------------------------
                                        (Address)


                                        ------------------------------------
                                        (City, State and Zip Code)

                                                                         Annex A
                                                                         -------

                                 CARDIMA, INC.

                       FEBRUARY 2000  Private Placement

                               Terms of Offering

Private Placement            This offering is being made exclusively to
                             institutions and high-net worth individuals that meet the definition of "Accredited Investor" as set forth in Section 501(a) of Regulation D under the Securities Act of 1933 (the "Act").

Amount                       $6,000,000 to $10,500,000

Shares 2,666,666 to 4,666,666 shares of Common Stock (the "Shares") of Cardima, Inc. (the "Company") together with a detachable warrant (to purchase one share of Common Stock) for each five Shares purchased in the offering (the "Warrants"). The Warrants will have a five-year term and an exercise price of $2.48.


Price                        $2.25 per Share and accompanying Warrant

Pre-Offering Outstanding
  Shares                     16,566,976 shares of Common Stock

Pre-Offering Warrants and
  Options                    1993 Stock Option Plan        1,591,477
                             Director Stock Option Plan      200,000
                             Warrants                      1,037,512

Escrow Funds shall be placed in a non-interest bearing escrow account at US Trust Company pending receipt of the minimum placement of $6,000,000 (exclusive of the investment by St. Jude Medical, Inc. referred to below).

Risk Factors                 Investment in the Shares involves a high degree of
                             risk including those set forth in the registration statements and periodic reports filed by the Company with the Securities and Exchange Commission
                             (the "Commission"). The Shares have not been registered under the Act or any foreign or state securities laws. The Shares may not be sold until registration under the Act in accordance with the registration rights described below or pursuant to an exemption from registration.

Placement Agent              Sunrise Securities Corp. ("Sunrise") is acting as
                             placement agent. Sunrise shall be paid a commission of 7% of the sales price and be issued warrants
                             (the "Placement Agent Warrants") to purchase a number of shares of Common Stock and Warrants equal to 7% of the Shares and Warrants placed. The term of the Placement Agent Warrants is 5 years, and the exercise price is $2.48. Sunrise may elect to receive all or any part of its commission in shares of Common Stock and Warrants valued at $2.25, provided, that at least 50% of

                             Sunrise's commissions will be paid in this manner. Sunrise will also be reimbursed for its expenses up to a maximum of $30,000. Employees of the Placement Agent who meet the definition of "Accredited Investor" as set forth in Section 501(a) of Regulation D under the Act may purchase Shares for their own personal account on the same terms and conditions as other investors in the offering. Any such purchases shall count towards the minimum and maximum offerings, respectively.

St. Jude Investment          The first closing of the offering shall be a
                             conditioned on a simultaneous closing of a $3,000,000 investment in the Company by St. Jude
                             Medical, Inc.

Registration Rights          The Company shall, at its expense, (i) not later
                             than a data 45 business days after the final closing of the offering (the "Filing Deadline") file a registration statement (the "Registration
                             Statement") with the Commission to register under the Act the resale by the subscribers of the Shares and the shares of Common Stock underlying the Warrants, (ii) use its reasonable best efforts to cause the Registration Statement to become effective under the Act as promptly as practicable,
                             (iii) after the Registration Statement is declared effective under the Act, furnish subscribers with such number of copies of the prospectus included in the Registration Statement as the subscribers may reasonably request to facilitate the resale of the Shares and the shares of Common Stock underlying the Warrants, and (iv) use its reasonable best efforts to cause such Registration Statement to remain effective until such time as the subscribers become eligible to resell the Shares and the shares of Common Stock underlying the Warrants, pursuant to Rule 144. In the event that the Company shall fail to timely file a Registration Statement in accordance with the above, the Company shall issue to the subscribers, as compensation therefor, shares of Common Stock equal to (i) 1% of the Shares for each 30 days or part thereof the filing is delayed until 60 days after the Filing Deadline, and (ii) 2% of the Shares for each 30 days or part thereof the filing is delayed from 60 days after the Filing Deadline. In addition, in the event that the Company shall fail to cause the Registration
                             Statement to be declared effective within 150 business days of the final closing of the Offering
                             (the "Effectiveness Deadline"), the Company shall issue to the subscribers, as compensation therefor, shares of Common Stock equal to (i) 1% of the Shares for each 30 days or part thereof effectiveness is delayed until 60 days after the Effectiveness Deadline and (ii) 2 % of the Shares for each 30 days or part thereof effectiveness is delayed beyond 60 days after the Effectiveness
                             Deadline. However, the Company shall not be required to issue such additional shares of Common
                             Stock in either instance of failure to timely file or failure to timely cause effectiveness, if such failure has been caused by (a) the failure of the subscribers to provide information in connection with the Registration Statement, or (b) the occurrence of a material event not in the ordinary course which may delay the filing of the Registration Statement pending public disclosure, which disclosure shall be promptly made.

                             The Company may at any time refuse to permit subscribers to resell any Shares pursuant to the Registration Statement upon delivery to the Subscribers of a written certificate to the effect that withdrawal of the Registration Statement is necessary because a sale thereunder in the then current form would constitute a violation of federal securities laws. In the event of a withdrawal, the Company shall use its best efforts to amend the Registration Statement and/or take all other necessary actions to again permit sales in compliance with the federal securities law. In any calendar year, the Company may exercise this right of withdrawal no more than two times, for no more than 30 days in each instance.

Lock up For a period of one year following the final closing of the offering, the Company shall not sell or offer to sell any of its securities, except pursuant to the Company's stock option plan, without the written consent of Sunrise, which consent shall not be unreasonably withheld.

Termination of offering      The offering will terminate on April 10, 2000
                             unless extended by mutual consent of the Company and Sunrise (the "Termination Date"). On the
                             Termination Date, any funds remaining in escrow that have not been closed upon shall be promptly returned to subscribers without interest thereon.